UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2006 (September 15, 2006)

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-51112	20-2118147
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4077 Forsyth Road, Macon, Georgia 31210

(Address of Principal Executive Offices)

(478) 757-8181

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On September 15, 2006, Atlantic Southern Financial Group, Inc. (“Atlantic Southern”) and First Community Bank of Georgia (“FCB”) entered into a definitive Agreement and Plan of Reorganization (the “Merger Agreement”) pursuant to which Atlantic Southern Bank (“ASB”), a wholly owned subsidiary of Atlantic Southern, will acquire FCB (the “Merger”).  Under the terms of the Merger Agreement, Atlantic Southern will issue, and shareholders of FCB will be entitled to receive their pro rata portion of 548,634 shares of Atlantic Southern common stock.

The Merger has been approved by the boards of directors of both Atlantic Southern and FCB, and is subject to the approval of the shareholders of FCB.  In addition to shareholder approval, the Merger is subject to customary regulatory approvals including approval by the Board of Governors of the Federal Reserve, the Georgia Department of Banking and Finance and the Federal Deposit Insurance Corporation.  The Merger Agreement also includes customary representations, warranties and covenants of both parties.  Atlantic Southern and FCB expect the Merger to close in the fourth quarter of 2006.

Atlantic Southern will file a registration statement, including a proxy statement addressed to FCB’s shareholders and a prospectus for the Atlantic Southern stock to be offered in the merger, with the Securities and Exchange Commission (the “SEC”).  A definitive proxy statement will be sent to FCB’s shareholders seeking their approval of the Merger.  Investors and shareholders are urged to read the registration statement carefully when it becomes available, because it will contain important information about the Merger.  Investors and shareholders may obtain a free copy of the registration statement, when it becomes available, and other documents filed with, or furnished to, the SEC by Atlantic Southern at the SEC’s website at www.sec.gov.  Copies of the registration statement and other documents filed by Atlantic Southern with the SEC, may also be obtained for free from Atlantic Southern by directing a written request to Atlantic Southern Financial Group, Inc. 4077 Forsyth Road, Macon, Georgia 31210, attn: Chief Financial Officer.

Item 9.01                                             Financial Statements and Exhibits

Exhibit 2.1 -	Agreement and Plan of Reorganization dated September 15, 2006, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank and First Community Bank of Georgia.

Exhibit 99.1	Press release dated September 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

DATE: September 19, 2006	By:	/s/ Mark A. Stevens
Mark A. Stevens
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

2.1	Agreement and Plan of Reorganization dated September 15, 2006, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank and First Community Bank of Georgia.

99.1	Press release dated September 15, 2006.